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CHINA PHARMACEUTICALS, INC.
(Name of Registrant As Specified In Charter)

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INFORMATION STATEMENT

April 22, 2010

CHINA PHARMACEUTICALS, INC.

GENERAL

This Information Statement is being distributed to the holders of record of the common stock, par value $.001 per share (“Common Stock”), of China Pharmaceuticals, Inc., a Nevada corporation (f/k/a/ “Allstar Restaurants”) (the “Company”), at the close of business on [   ], 2010 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Information Statement advises shareholders of actions taken and approved on April 20, 2010, by Guozhu Wang, Tao Lei, Zaizhi Cheng, Xiaogang Zhu, Michael Segal, who comprise the Company’s board of directors, and ratified on April 20, 2010 by holders of a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholders”), to effect and implement a 5-for-6 reverse split of the outstanding shares of our Common Stock (the “Reverse Split”), which would decrease the number of outstanding Common Stock from 38,450,000 to 32,041,667.

The Reverse Split will not become effective until the date which shall be as soon as practicable after the expiration of 20 days after the Information Statement is sent to stockholders and notification to and approval by FINRA of the same.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

On February 12, 2010, the Company entered into and closed a merger agreement and plan of reorganization (the “Merger Agreement”) with Allstar Acquisitions Co., a Delaware corporation and wholly-owned subsidiary of the Company(“Acquisition Subsidiary”), Terry Bowering, the controlling shareholder of the Company (“Parent Controlling Shareholder”), China Qinba Pharmaceuticals, Inc., a Delaware corporation (“China Qinba Pharmaceuticals”) that controls Xi’an Pharmaceuticals, a PRC company (“Xi’an Pharmaceuticals”) through contractual agreements between Xi’an Pharmaceuticals and China Qinba Pharmaceuticals’ wholly owned subsidiary, Xi’an Development Co., Ltd. (“Xi’an Development”), and the shareholders who collectively ownrf a majority shares of China Qinba Pharmaceuticals (the “Majority Qinba  Shareholders”).

Pursuant to the Merger Agreement, China Qinba Pharmaceuticals merged with and into the Acquisition Subsidiary, and all of the shareholders of China Qinba Pharmaceuticals exchanged their shares for an aggregate of 33,600,000 shares of newly issued common stock of the Company. Additionally, pursuant to the Merger Agreement, the Company shall use commercially reasonable efforts to effect a 5 for 6 reverse split within three months of closing of the Merger Agreement (the “Reverse Split”).

Pursuant to a share exchange agreement dated February 12, 2010, the Parent Controlling Shareholder transferred 5,100,000 shares of the Company’s common stock for cancellation in exchange for 100% of the issued and outstanding shares of China Doll Foods Ltd., a wholly owned subsidiary of the Company.

In connection with the consummation of the Merger Agreement, Mr. Terry Bowering resigned as Chief Executive Officer of the Company, Mr. Guozhu Wang was appointed to serve as Chief Executive Officer and director of the Company, Mr. Lei Tao was appointed to serve as Chief Financial Officer of the Company, and Mr. Guiping Zhang was appointed to serve as the President of the Company.

Additionally, in connection with the consummation of the Merger Agreement, Mr. Terry Bowering resigned as a director of the Company on March 4, 2010. Effective at that time, Mr. Lei Tao, Mr. Zaizhi Cheng, Mr. Xiaogang Zhu, and Mr. Michael Segal were appointed as new directors of the Company.   Mr. Lei Tao subsequently resigned as director on March 29, 2010 and Guiping Zhang was appointed to replace him, effective March 29, 2010.

As a result of the Merger Agreement, (i) China Qinba Pharmaceuticals became a wholly-owned subsidiary of the Company, (ii) the Company acquired the business of Xi’an Pharmaceuticals as its sole business, and (iii) China Doll was spun off from the Company.

THE REVERSE SPLIT

The Board of Directors and Majority Shareholders approved a five-for-six Reverse Split. At the time of the Reverse Split, holders of outstanding shares of Common Stock will receive five shares of post-Reverse Split Common Stock for each six shares of pre-Reverse Split Common Stock held as of April 26, 2010, depending on the exact ratio of the Reverse Split. No fractional shares of Common Stock will be issued in connection with the Reverse Split. All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share.  In connection with the Reverse Split, the Company’s Board of Directors, in its sole discretion, may provide special treatment to shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split.

Authorization by the Directors and the Majority Shareholders

Under Section 78.315(2) of the Nevada Revised Statutes and the Company’s Articles of Incorporation, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or of the committee. Further, under Section 78.320 of the Nevada Revised Statutes and the Company’s Articles of Incorporation, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. Under Chapter 78 of the Nevada Revised Statutes and the Company’s Articles of Incorporation, as amended, the approval of the abovementioned Reverse Split requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock. Each share is entitled to one vote per share on any matter which may properly come before the shareholders.

On April 20, 2010, the board of directors unanimously authorized the Reverse Split by Written Consent of the Board of Directors.

On April 20, 2010, the Majority Shareholders of the Company and holders of 50.12% of the total outstanding Common Stock and 19,272,000 votes ratified the Board of Directors’ Written Consent and further authorized the Reverse Split by Written Consent of the Majority Shareholders. As of the close of business of the Record Date, the Company had outstanding 38,450,000 shares of Common Stock carrying a total of 38,450,000 votes.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Reverse Split and is furnishing this Information Statement solely for the purpose of informing shareholders of the Reverse Split, in the manner required under the Exchange Act.

Effective Date

The Reverse Split will become effective the date which shall be as soon as practicable after the expiration of 20 days after the Information Statement is sent to stockholders and notification to and approval by FINRA of the same. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on [     ], 2010.

This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

Reasons for the Reverse Split

Shareholders should note that the effect of the Reverse Split upon the market price for the Common Stock cannot be accurately predicted. We cannot assure you that the market price for shares of Common Stock will be proportionately greater after the Reverse Split than immediately prior to the Reverse Split, or that the market price will increase, or that any increase will be maintained for any period of time, after the Reverse Split. We also cannot assure you that the Reverse Split will not adversely impact the market price of the Common Stock.

Bid and ask quotations for the Common Stock appear on the Over-the-Counter Bulletin Board under the symbol CFMI.OB. The high bid and low ask prices for the Common Stock, as reported by Yahoo Finance on April 20, 2010, were: $1.58 and $1.42, respectively. These over-the-counter market bid and ask quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not necessarily represent actual transactions. As of April 20, 2010, there were approximately 91 holders of record of the Common Stock.

Effects of the Reverse Split

Voting Rights. Holders of Common Stock will continue to have one vote for each share of Common Stock owned after the Reverse Split. Consequently, the voting and other rights of the holders of the Common Stock will not be affected by the Reverse Split.

Number of Shareholders; Par Value and Authorized Shares. The number of shareholders of record will not be affected by the Reverse Split. The par value and authorized number of shares of Common Stock under the Company’s Articles of Incorporation will remain the same following the effective time of the Reverse Split.

Number of Shares Outstanding. The number of shares of Common Stock issued and outstanding will be reduced following the effective time of the Reverse Split. As a result of the Reverse Split, every six shares of Common Stock owned before the effective time of the Reverse Split will be converted automatically into five shares of Common Stock, without any action on the part of the shareholders, subject to adjustment for fractional shares.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share. In connection with the Reverse Split, our Board of Directors, in its discretion, may provide special treatment to certain shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split.

Public Status; Reporting Requirements. There is currently no intention for the Company to go private, and the Reverse Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Split will not increase the risk of the Company becoming a private company in the future. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act following the Reverse Split.

Issuance of Additional Shares. The number of authorized shares of Common Stock will continue to be 75,000,000 shares after the Reverse Split. However, the number of authorized but unissued shares of Common Stock effectively will be increased significantly by the Reverse Split because the 38,450,000 shares outstanding prior to the Reverse Split, approximately 51.27% of the 75,000,000 authorized shares, will be reduced to approximately 32,041, 667 shares, approximately 42.72% of the 75,000,000 authorized shares in the event of a five-for-six (5:6) reverse split. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board of Directors. At this time, the Board of Directors does not have plans to issue any shares of Common Stock resulting from the effective increase in the number of our authorized but unissued shares generated by the Reverse Split.

Outstanding Shares and Voting Rights

As of the Record Date, the Company's authorized capitalization consisted of 75,000,000 shares of Common Stock, of which 38,450,000 shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Federal Income Tax Consequences

The Company will not recognize any gain or loss as a result of the Reverse Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the Federal income tax consequences of the Reverse Split. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such shareholder resides. Shareholders are urged to consult their own tax advisers to determine the particular consequences of the Reverse Split to them.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors, nor the approval by the Majority Shareholders, of the Reverse Split provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder’s shares under Section 78 of the Revised Nevada Statutes, the Articles of Incorporation or the Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our Chief Executive Officer, President and Chief Financial Officer, and (iv) all executive officers and directors as a group as of April 20, 2010.

Amount and Nature of Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock

Directors and Executive Officers

Common Stock	Guozhu Wang CEO and Director	5,913,600	15.38%

Common Stock	Guiping Zhang President and Director	5,227,200	13.59%

Common Stock	Tao Lei Chief Financial Officer	0	0%

Common Stock	Zaizhi Cheng Director 102 Unit 2, Building 24, Yingshi Street, Huaiyin District, Ji’nan, Shandong, People’s Republic of China 250022	0	0%

Common Stock	Michael Segal Director 11 East 86th Street, Suite 19B New York, NY 10028	0	0%

Common Stock	Xiaogang Zhu Director 513 Unit 1, Building 7 of 3546 Factory, Xinwenxiang, Beilin District, Xi’an, People’s Republic of China 710061	0	0%

Common Stock
All Directors and Executive Officers as a Group (6 persons)		11,140,800	28.97%

(1)  Except as otherwise indicated, the address of each beneficial owner is c/o China Pharmaceuticals, Inc., 24th Floor, Building A, Zhengxin Mansion, No. 5 of 1st Gaoxin Rd, Hi-Tech Development Zone, Xi’an City, PRC.

(2)  Information with respect to beneficial ownership is based upon information furnished by each shareholder or contained in filings made with the Securities and Exchange Commission. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

In determining the percent of common stock owned by a person or entity on April 20, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person and includes shares which the beneficial owner may acquire within 60 days upon conversion or exercise of a derivative security, and (b) the denominator is the sum of (i) the shares of that class outstanding on April 20, 2010 (38,450,000 shares of Common Stock) and (ii) the total number of shares that the beneficial owner may acquire upon conversion or exercise of a derivative security within such 60 day period. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) is intended to help the reader understand our results of operations and financial condition.

Our discussion and analysis of our financial condition and results of operations are based upon China Pharmaceuticals’ audited consolidated financial statements for the years’ ended December 31, 2009 and 2008, which have been prepared in accordance with accounting principles generally accepted in the United States. Through various contractual arrangements completed on October 28, 2008, Xi’an Development has a controlling interest in Xi’an Pharmaceuticals and therefore we are required to consolidate Xi’an Development’s and Xi’an Pharmaceutical’s financial statements and ultimately consolidate them with the financial statements of China Qinba Pharmaceuticals. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of any contingent liabilities at the financial statement date and reported amounts of revenue and expenses during the reporting period. On an on-going basis we review our estimates and assumptions. Our estimates are based on our historical experience and other assumptions that we believe to be reasonable under the circumstances. Actual results are likely to differ from those estimates under different assumptions or conditions. Our critical accounting policies, the policies we believe are most important to the presentation of our financial statements and require the most difficult, subjective and complex judgments are outlined below in “Critical Accounting Policies.”

FORWARD-LOOKING STATEMENTS

Certain statements made in this report may constitute “forward-looking statements on our current expectations and projections about future events.” These forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases you can identify forward-looking statements by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements are based on our current beliefs, expectations, and assumptions and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this report, and we assume no obligation to update these forward-looking statements whether as a result of new information, future events, or otherwise, other than as required by law. In light of these assumptions, risks, and uncertainties, the forward-looking events discussed in this report might not occur and actual results and events may vary significantly from those discussed in the forward-looking statements.

Overview
We are a recently formed Nevada corporation that, through our wholly-owned subsidiary and our variable interest entity (“VIE”), Xi’an Pharmaceuticals, is primarily engaged in the research, development, manufacture, packaging, marketing and distribution of pharmaceutical and medical products in China for human use for a variety of diseases and conditions. All of our operations are conducted in the People’s Republic of China where our two manufacturing facilities are located. Through various contractual arrangements completed on October 28, 2008. Xi’an Development acquired a controlling interest in Xi’an Pharmaceuticals and therefore we are required to consolidate Xi’an Development’s and Xi’an Pharmaceutical’s financial statements and ultimately consolidate with the financial statements of China Pharmaceuticals.

Results of Operations

Comparison of the Year Ended December 31, 2009 and 2008

Net Sales

In the fiscal year ended December 31, 2009, we had net sales of $26,708,285, an increase of 46.96% as compared with $18,174,003 sold in the same period ended on December 31, 2008.  This increase was primarily due to our increased sales efforts and the roll-out of new products in 2009.

Gross Profit

Gross profit increased 29.02% to $14,300,250 for the fiscal year ended December 31, 2009, as compared to $11,083,576 for the fiscal year ended December 31, 2008. Our gross profit margin fell 7.45% from 60.99% as of the fiscal year ended December 31, 2008 to 53.54% as of the same period of 2009, mainly due to increase of sales cost resulting from an increase in raw material expenses.  Our primary raw materials, such as Chinese medicinal herbs, experienced the greatest increase in cost.

Income from Operations

Operating income increased 21.26% to $10,913,289 for the fiscal year ended December 31, 2009, as compared with $8,999,550 for the fiscal year ended December 31, 2008. The increase was primarily a result of a consquent increase in cost of sales due to an increase in sales.

Cost of  Sales

Cost of sales increased to $12,408,035 for the fiscal year ended December 31, 2009, representing a 75% increase as compared with $7,090,427 for the same period of 2008. This increase is due primarily to the increase in sales and costs of raw materials.

Operating Expenses

Operating expenses were $3,386,961 for the fiscal year ended December 31, 2009, an increase of 65.52% as compared to $2,084,026 for the same period of 2008. This increase was due primarily to an increase in cost of sales resulting from an overall sales increase.

Net Income

Net income was $8,907,379 for the fiscal year ended December 31, 2009, an increase of 21.38% from $7,338,138 for the same period of 2008. This increase is primarily attributable to sales increase. Our net profit margin dropped 7.03% from 33.35% as of the fiscal year ended December 31, 2009 to 40.38% as of the fiscal year ended December 31, 2008. This decrease was primarily attributable to a decrease of gross profit margin caused primarily by an increase in operating costs.

Accounts Receivable

Accounts Receivable decreased 32.26% to $3,525,544 as of December 31, 2009, compared with $5,204,418 as of December 31, 2008. This decrease in accounts receivable was primarily attributable to our efforts to debt collection.

Inventory

Inventory consists of raw materials and finished goods as of December 31, 2009.  The recorded value of our inventory has increased 58.79% to $396,513 from $249,716 as of December 31, 2008. This increase is mainly due to the increase in production.  In addition, direct raw materials increased from $185,052 as of December 31, 2008 to $370,111 as of December 31, 2009, an increase of 100%, which was due to increase of production.

Accounts payable

Accounts payable amounted to $744,880 as of December 31, 2009, a decrease of 58.46% from $1,793,187 as of December 31, 2008. This decrease is mainly due to increase of cash flow and prompt payment.

Liquidity and Capital Resources

Overview

We had net working capital surplus $9,243,121 at December 31, 2009, an increase of $4,488,495 over a net working capital deficit of $4,754,626 at December 31, 2008.

We incurred a gain from operations of $10,913,289 for the fiscal year ended December 31, 2009, an increase $1,913,739 compared to a gain from operations of $8,999,550 for the fiscal year ended December 31, 2008.  We generated a net gain for the years ended December 31, 2009 and 2008 of $8,907,379 and $7,338,138, respectively.

Cash and Cash Equivalent

Our cash and cash equivalents were $5,049,188 at the beginning of the year ended December 31, 2009 and increased to $6,685,630 by the end of such period, an increase of $1,636,442 or 32.41%.  The net change in cash and cash equivalents represented an increase of 32.41% or $1,636,442 from $5,049,188 for the comparable period in 2008. The increase was primarily attributable to the increase of sales and payment collection success rate.

Net cash provided by operating activities

Net cash provided by operating activities was $8,924,102 for the year ended December 31, 2009, an increase of $3,673,160 or 69.95% from $5,250,942 for the comparable period in 2008. The increase was primarily attributable to the increase in sales.

Net cash used in investing activities

Net cash used in investing activities was $5,729,259 for the year ended December 31, 2009, a decrease of $3,121,790 or 119.72% from $2,607,469 for the comparable period in 2008. The decrease was primarily attributable to the construction of a purification plan in progress at our Hanzhong production base.

Net cash used in financing activities

Net cash used in financing activities was 1,589,678 for the year ended December 31, 2009, compared to $358,527 for the same period in 2008. The difference was primarily attributable to an increase of short-term bank loans and decrease in stock offering proceeds.

Contractual Obligations and Off-Balance Sheet Arrangements.

We have certain fixed contractual obligations and commitments that may include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments.

To date, our business has been dependent upon short- to mid-term bank loans. At December 31, 2009, we had total outstanding bank loans of $2,493,692, of which $2,493,692 represented short term debt. As of December 31, 2009, we had $1,760,253 outstanding under our loans from the Industrial & Commercial Bank of China and $733,439 outstanding under our loans from the Credit Cooperatives of Xixiang County. The following table sets forth Xi’an Pharmaceuticals’ bank loan obligations as of December 31, 2009:

12/31/2009
Agricultural Bank of China
Terms of this loan call for interest from 9.3375% to 9.711% per annum, with principal due in 2009 (paid in full in October 2009)	$-
-
Industrial and Commercial Bank of China -Xixiang Branch	1,760,253
Term of the loans call for interest at 5.31% per annum to a floating rate, with principal due in January and March 2010. These loans are secured by the property interests of Xian Pharmaceuticals.	-

Xixiang Rural Cooperative Bank	733,439
Term of these loans call for interest from 11.46% to 12,24% per annum with principal due in April and July 2010. These loans are secured by the property interests of Xian Pharmaceuticals.	-

Total	$2,493,692

Our anticipated needs for the future are to be negotiated in accordance with manufacturing and operation needs, and market conditions of next year.

Critical accounting policies and estimates

The financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates (See Note 2 in the Notes to Financial Statements).

Valuation of Intangibles

From time to time, we acquire intangible assets that are beneficial to our product development processes. Management periodically evaluates the carrying value of intangibles, including the related amortization periods. In evaluating acquired intangible assets, management determines whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value. If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value. Fair value is generally based on either a discounted cash flows analysis or market analysis. Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, “Determination of the Useful Life of Intangible Assets,” which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets.”  This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.  Early adoption is prohibited. The adoption of this new FSP did not have a material impact on the Company’s financial position, results of operations or cash flows.

The Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, FASB issued SFAS 159, ‘The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115.”  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments.  This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  The adoption of this new standard did not have a material impact on the Company’s financial position, results of operations or cash flows.

Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

In July 2006, the FASB issued Interpretation No. 48 (FIN 48), "Accounting for uncertainty in Income Taxes." FIN 48 clarifies the accounting for Income Taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. It also provides guidance on de-recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition and clearly scopes income taxes out of SFAS 5, "Accounting for Contingencies."  FIN 48 is effective for fiscal years beginning after December 15, 2006. As a result of implementing FIN 48, there have been no adjustments to the Company's financial statements.

Statutory Reserve

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public welfare fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public welfare fund reserve was limited to 50 percent of the registered capital.  Effective January 1, 2006, there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or increase in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2009 and December 31, 2008, the Company had allocated $ 2,137,797 and $1,247,175, respectively, to these non-distributable reserve funds.

Inflation

Inflation in recent years has affected the business results of the Company.  First of all, on the global economic expansion, supply has been restricted and coupled with the fact that USA has adopted a relaxed currency policy etc., these increase inflation risks.  Secondly, GNP increases in China also elevates consumption ability and production cost, prices increase as a natural tendency. Finally, as a result of the macro economic trends and price increases, the Company’s procurement prices are also affected resulting in increase in cost of sales.

The Company operates in China and as such, the Company’s business activities, financial position and operational results will be affected by PRC politics, economic and legal environments and also affected by the overall economic situation of China.  The business of the Company may be affected by the relevant laws, regulations, anti-inflation measures, currency conversion and overseas remittance and exchange rates issues etc that are related to China politics.

New Financial Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), included in the Codification as ASC 810-10-65-1. This topic establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. This topic also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This topic is effective for fiscal years beginning October 1, 2009. The Company does not expect the impact of the adoption of SFAS 160 to be material.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS No. 165”), included in the Codification as ASC 855, Subsequent Events. This topic establishes the period in which management of a reporting entity should evaluate events and transactions for recognition or disclosure in the financial statements. It also describes the circumstances under which an entity should recognize events or transactions that occur after the balance sheet date. This topic is effective for interim and annual reporting periods ending after June 15, 2009. The Company does not expect the adoption of this topic to have a material effect on its financial statements and related disclosures.

In June 2009, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 166, “Accounting for Transfers of Financial Assets, an Amendment of FASB Statement No. 140” (“SFAS No. 166”), expected to be included in the FASB Accounting Standards Codification (‘Codification’) as Accounting Standards Codification (‘ASC 860”), Transfers and Servicing. This topic improves the comparability of information that a reporting entity provides regarding transfers of financial assets and the effects on its financial statements. This topic is effective for interim and annual reporting periods ending after November 15, 2009. The Company is currently evaluating the effect that this topic will have on its financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”), expected to be included in the Codification as ASC 810, Consolidation. This topic changes the consolidation guidance applicable to a variable interest entity. Among other things, it requires a qualitative analysis to be performed in determining whether an enterprise is the primary beneficiary of a variable interest entity. This topic is effective for interim and annual reporting periods ending after November 15, 2009. The Company is currently evaluating the effect that SFAS No. 167 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification ™ and the Hierarchy of Generally Accepted Accounting Principles a Replacement of FASB Statement No. 162” (“SFAS No. 168”), included in the Codification as ASC 105, Generally Accepted Accounting Principles. This topic is the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in accordance with generally accepted accounting principles. This topic is effective for interim and annual reporting periods ending after September 15, 2009. On September 30, 2009, the Company adopted this topic, which has no effect on the Company’s financial statements as it is for disclosure purposes only.

Financial Statements

The Audited Consolidated Financial Statements of China Pharmaceuticals as of December 31, 2009 and 2008 are filed below to this current report and are incorporated herein by reference.

CHINA PHARMACEUTICALS, INC.

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2009

ACSBAcquavella, Chiarelli, Shuster, Berkower & Co., LLP
517 Route One	1 Penn Plaza
Iselin, New Jersey 08830	36th Floor
732.855.9600	New York, NY 10119

Fax: 732.855.9559	212.786.7510
www.acsbco.com

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
China Pharmaceuticals, Inc.

We have audited the accompanying consolidated balance sheets of China Pharmaceuticals, Inc. and subsidiaries as of December 31, 2009, and the related statements of income, stockholders’ equity and comprehensive income, and cash for the years ended December 31, 2009 and the financial statement schedule for each of the years in the two-year period ended December 31, 2009. China Pharmaceuticals, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Pharmaceuticals, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

 /s/ Acquavella, Chiarelli, Shuster, Berkower & Co., LLP
Acquavella, Chiarelli, Shuster, Berkower & Co., LLP
Certified Public Accountants

New York, NY
April 15, 2010

CHINA PHARMACEUTICALS, INC. CONSOLIDATED BALANCE SHEETS DECEMBER 31, 2009 AND 2008

ASSETS
	12/31/2009	12/31/2008
Current Assets
Cash and cash equivalents	$6,685,630	$5,049,188
Cash pledged	-	193,657
Accounts receivable	3,525,544	5,204,418
Due from officer	5,427	-
Inventories	396,513	249,716
Prepayments and other receivables	708,761	734,660
Trade deposit paid	2,991,628	320,780
Total Current Assets	14,313,403	11,752,419

Property and equipment, net	7,686,245	8,101,407
Construction in progress	3,373,819	-
Intangible assets, net	8,321,329	7,113,137
Total Assets	$33,694,796	$26,966,963

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$744,880	$1,793,187
Bank acceptance payable	-	193,657
Accrued expenses and other payables	778,290	449,561
Trade deposit received	83,879	179,484
Short-term bank loans	2,493,692	3,800,058
Amount due to a shareholder	-	32,885
Value-added tax payable	318,142	234,513
Income tax payable	651,399	314,448
Total Current Liabilities	5,070,282	6,997,793

Long-term Liabilities
Long-term bank loan	-	292,312
Total Liabilities	5,070,282	7,290,105

Stockholders’ Equity
Preferred stock, par value, $0.0001 per share 20,000,000 shares authorized, none outstanding Common stock, par value, $0.0001 per share, 100,000,000 shares authorized, 31,675,000 and 31,450,000 shares issued and outstanding	3,168	3,145
Common stock subscribed, par value, $0.0001 per share, 25,000 and 250,000 shares issued	2	25
Paid-in capital	6,580,780	6,580,780
Subscriptions receivable	(1,000)	(10,000)
Statutory reserves	2,137,797	1,247,175
Accumulated other comprehensive loss	72,543	41,266
Retained earnings	19,831,224	11,814,467
Total Stockholders’ Equity	28,624,514	19,676,858
Total Liabilities and Stockholders’ Equity	$33,694,796	$26,966,963

The accompanying notes are an integral part of these financial statements

CHINA PHARMACEUTICALS, INC.
CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Sales, net	$26,708,285	$18,174,003

Cost of sales	(12,408,035)	(7,090,427)

Gross profit	14,300,250	$11,083,576

Selling, general and administrative expenses	(3,386,961)	(2,084,026)

Income from operations	10,913,289	8,999,550

Other Income (Expense)
Interest income	12,531	32,635
Other income	145,382	13,014
Interest expense	(350,211)	(407,183)
Other expense	(14,900)	(3,687)
Total other Income (Expense)	(207,198)	(365,221)

Income before income taxes	10,706,091	8,634,329

Provision for income taxes	(1,798,712)	(1,296,191)

Net income	$8,907,379	$7,338,138

Net income per common share
Basic	0.28	$0.23
Diluted	0.28	$0.23

Weighted average common shares outstanding
Basic	31,562,500	31,350,000
Diluted	31,562,500	31,350,000

Net income	$8,907,379	$7,338,138
Other comprehensive income	31,277	260,635
Comprehensive income (loss)	$8,938,656	$7,598,773

The accompanying notes are an integral part of these financial statements.

CHINA PHARMACEUTICALS, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR YEARS ENDED DECEMBER 31, 2009 and 2008

	Common Stock		Stock subscribed		Paid- in	Subscription	Statutory	Comprehensive Income	Retained	Total Shareholders’
	Shares	Amount	Shares	Amount	Capital	receivable	Reserves	(Loss)	Earnings	Equity
Balance 12/31/2007	31,250,000	$3,125			$6,070,825		$576,078	$(219,369)	$5,147,426	$11,578,085
Transfer Reserves							671,097		(671,097)	-
Capital Contribution	200,000	20			499,980					500,000
Common Subscribed			250,000	25	9,975	(10,000)				-
Comprehensive income								260,635		260,635
Net Income									7,338,138	7,338,138

Balance 12/31/2008	31,450,000	$3,145	250,000	25	$6,580,780	(10,000)	$1,247,175	$41,266	$11,814,467	$19,676,858
Transfer Reserves							890,622		(890,622)	-
Capital Contribution	225,000	23	(225,000)	(23)		9,000				9,000
Comprehensive income								31,277		31,277
Net Income									8,907,379	8,907,379
Balance 12/31/2009	31,675,000	$3,168	25,000	$2	$6,580,780	$(1,000)	$2,137,797	$72,543	$19,831,224	$28,624,514

The accompanying notes are an integral part of these financial statements.

CHINA PHARMACEUTICALS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,907,379	$7,338,138
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	818,446	639,339
Provision for impairment loss on intangible assets	737,315
Loss on assets disposed	6,649	12,745
Changes in operating assets and liabilities:
Cash pledged	193,657	(193,657)
Accounts receivable	1,678,874	(2,866,193)
Due from officer	(5,427)	-
Prepaid and other receivables	25,899	(667,543)
Trade deposit paid	(2,670,748)	(55,554)
Inventory	(146,797)	592,354
Accounts payable and accrued expenses	(719,578)	(227,149)
Bank acceptance payable	(193,657)	187,451
Trade deposit received	(95,605)	100,357
Due to shareholers	(32,885)	3,537
VAT tax payable	83,629	82,745
Income tax payable	336,951	304,372
Total adjustment	16,723	(2,087,196)

Net cash provided by (used in) operating activities	8,924,102	5,250,942

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property & equipment	(12,697)	(10,041)
Construction in progress	(3,373,819)	-
Intangible assets	(2,342,743)	(2,612,990)
Proceeds of assets disposed	-	15,562
Net cash used in Investing activities	(5,729,259)	(2,607,469)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from short-term bank loan	2,903,036	3,536,818
Repayment of short-term bank loan	(4,501,714)	(3,678,291)
Proceeds of issuance of stock	9,000	500,000
Net cash provided by (used in) financing activities	(1,589,678)	358,527

Effect of exchange rate changes on cash and cash equivalents	31,277	236,224

Net Increase (Decrease) in cash and cash equivalents	1,636,442	3,238,224

Cash and cash equivalents, beginning balance	5,049,188	1,810,964
Cash and cash equivalents, ending balance	6,685,630	$5,049,188
SUPPLEMENTAL DISCLOSURES:
Interest payments	345,490	$407,183
Income tax payments	1,147,313	$991,820

The accompanying notes are an integral part of these financial statements.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 1 – ORGANIZATION

China Pharmaceuticals, Inc. (“the Company”), formerly named Allstar Restaurants, was incorporated in the United States in Nevada on December 22, 2004. China Qinba Pharmaceuticals, Inc. (“China Qinba”), a wholly-owned subsidiary of the Company, was incorporated in the United States in Delaware on May 29, 2008. China Qinba formed and owned 100% of Xi’an Pharmaceuticals Development Co., Ltd. (“Xi’an Pharmaceuticals” or the “WOFE”) in the People’s Republic of China (“PRC”) on August 18, 2008.

On October 28, 2008, WOFE entered into a series of agreements including a Management Entrustment Agreement, a Shareholders’ Voting Proxy Agreement, an Exclusive Option Agreement and a Share Pledge Agreement (the “Agreements”) with Xi’an Qinba Pharmaceutical Co., Ltd ("Xi’an Qinba") and its shareholders (the “Transaction”). Xi’an Qinba is a corporation formed under the laws of the PRC. According to these Agreements, WOFE acquired management control of Xi’an Qinba whereby WOFE is entitled to all of the net profits of Xi’an Qinba as a management fee, and is obligated to fund Xi’an Qinba’s operations and pay all of the debts.  In exchange for entering into the Agreements, on October 28, 2008, WOFE issued 25,000,000 shares of its common stock to Xi’an Qinba owners, representing approximately 80% of the Company’s common stock outstanding after the Transaction.  Consequently, the owners of Xi’an Qinba own a majority of WOFE's common stock immediately following the Transaction, therefore, the Transaction is being accounted for as a "reverse acquisition", and Xi’an Qinba is deemed to be the accounting acquirer in the reverse acquisition between Xi’an Qinba and WOFE

These contractual arrangements completed on October 28, 2008 provide that WOFE has controlling interest in Xi’an Qinba as defined by FASB Interpretation No. 46R, “Consolidation of Variable Interest Entities” (“FIN 46R”), included in the FASB Accounting Standards Codification (“ASC”) 810, Consolidation, an Interpretation of Accounting Research Bulletin No. 51, included in in the Codification as ASC 810, Consolidation, which requires WOFE to consolidate the financial statements of Xi’an Qinba and ultimately consolidate with its parent company, China Qinba (see Note 2, “Principles of Consolidation”).

On February 12, 2010, the Company completed its merger with China Qinba in accordance with a Merger Agreement (the “Merger Transaction”). The Merger Transaction is being accounted for as a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, the Company (the legal acquirer) is considered the accounting acquiree and China Qinba (the legal acquiree) is considered the accounting acquirer for accounting purposes. Subsequent to the Merger Transaction, the financial statements of the combined entity will in substance be those of China Qinba. The assets, liabilities and historical operations prior to the Merger Transaction will be those of China Qinba. Subsequent to the date of the Merger Transaction, China Qinba is deemed to be a continuation of the business of the Company. Therefore, post-merger financial statements will include the combined balance sheet of the Company and China Qinba, the historical operations of the Company and China Qinba from the closing date of the Merger Transaction forward.

Upon the closure of the Merger Transaction, the Company changed its name from Allstar Restaurants to China Pharmaceutical, Inc.

The Company, through its subsidiary and exclusive contractual arrangement with Xi’an Qinba Pharmaceutical Co., Ltd., is engaged in the business of manufacturing and marketing over-the-counter (“OTC”) and prescription pharmaceutical products which include capsules, granules and powder type medicines.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Yuan Renminbi; however the accompanying consolidated financial statements have been translated and presented in United States Dollars. The accompanying financial statements present the historical financial condition, results of operations and cash flows of the operating companies.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, its subsidiary and variable interest entity (“VIE”) for which the Company is the primary beneficiary.  All inter-company accounts and transactions have been eliminated in consolidation.  The Company has adopted FIN 46R, ASC 810, Consolidation, which requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.

In determining Xi’an Qinba Pharmaceutical is the VIE of Xi’an Pharmaceuticals Development Co., Ltd., the Company considered the following indicators, among others:

●
Xi’an Pharmaceuticals has the full right to control and administrate the financial affairs and daily operation of Xi’an Qinba and has the right to manage and control all assets of Xi’an Qinba. The equity holders of Xi’an Qinba as a group have no right to make any decision about Xi’an Qinba’s activities without the consent of Xi’an Pharmaceuticals.

●
Xi’an Pharmaceuticals was assigned all voting rights of Xi’an Qinba and has the right to appoint all directors and senior management personnel of Xi’an Qinba. The equity holders of Xi’an Qinba possess no substantive voting rights.

●	Xi’an Pharmaceuticals will provide financial support if Xi’an Qinba requires additional funds to maintain its operations and to repay its debts.

●
Xi’an Pharmaceuticals should be paid a management fee equal to 25% of Xi’an Qinba’s sales amount.  If there are no earnings before taxes and other cash expenses, then no fee shall be paid.  If Xi’an Qinba sustains losses, they will be carried over to the next period and deducted from the next management fee.  Xi’an Pharmaceuticals should assume all operation risks of Xi’an Qinba and bear all losses of Xi’an Qinba.  Therefore, Xi’an Pharmaceuticals is the primary beneficiary of Xi’an Qinba.

Xi’an Qinba is wholly owned by the majority shareholders of the Company.  The capital provided to Xi’an Qinba by the Company was recorded as interest-free loan to Xi’an Qinba. There was no written note to this loan and the loan is not interest bearing and was eliminated during consolidation. Under various contractual agreements, the shareholders of Xi’an Qinba are required to transfer their ownership to the Company’s subsidiary in China when permitted by PRC laws and regulations or to designees of the Company at any time when the Company considers it is necessary to acquire Xi’an Qinba. In addition, the shareholders of Xi’an Qinba have pledged their shares in Xi’an Qinba as collateral to secure these contractual arrangements.

Foreign Currency

The Company’s reporting currency is the U.S. dollar. The Company’s operation in China uses Chinese Yuan Renminbi (CNY) as its functional currency.  The financial statements of the subsidiary are translated into U.S.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Dollars (USD) in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, “Foreign Currency Translation”, included in the Codification as ASC 830, Foreign Currency Matters.  According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period.  The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” as a component of shareholders’ equity, included in the Codification as ASC 220, Comprehensive Income.  Foreign exchange transaction gains and losses are reflected in the income statement.  For the year ended December 31, 2009 and 2008, the foreign currency translation adjustment to the Company’s comprehensive income was $31,277 and $ 260,635.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the  Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales vary. Reserves are recorded primarily on a specific identification basis.

The standard credit period of the Company’s most of client is three months. Within the medical industry in China, the collection period is generally longer than for other industries. Management evaluates the collectability of the receivables at least quarterly. The estimated average collection period was 90 days as of March 31, 2009. There was no allowance for doubtful account as of December 31, 2009 and December 31, 2008.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market.  Management compares the cost of inventories with the market value and allowances are made to reduce their inventories to market value, if lower.  As of December 31, 2009 and December 31, 2008, inventories consist of the following:

	12/31/2009	12/31/2008

Raw materials	$370,111	$185,052
Finished goods	26,260	64,664
	$396,513	$249,716

Property, Plant & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Building and improvements	20-32 years
Machinery	8-42 years
Fixture, furniture and equipment	5-15 years
Motor vehicles	5-7 years

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment consist of the following:

	12/31/2009	12/31/2008
Building and improvements	$3,723,080	$3,845,546
Machinery	5,839,130	5,789,181
Fixture, furniture and equipment	178,071	109,227
Motor vehicles	111,834	111,834
	9,852,116	9,855,788
Less: Accumulated depreciation	(2,165,870)	(1,754,381)
	$7,686,245	$8,101,407

Depreciation expense for the year ended December 31, 2009 and 2008 was $421,210 and $ 405,630, respectively. During 2009 the company transferred $122,467 from Building improvement into Furniture, fixtures and equipment $67,758, and Machinery $54,709.

Intangible Assets

Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from one to fifty years. Management evaluate the recoverability of intangible assets periodically and take into account events or circumstances that warrant revised estimates of useful lives or that indicate that impairment exists. No impairments of intangible assets have been identified during any of the periods presented. The land rights purchased in 2003 will expire in 2053. All of the Company’s intangible assets are subject to amortization with estimated lives of:

Land use right	50 years
Proprietary technologies	20 years

As of December 31, 2009 and December 31, 2008, the components of finite-lived intangible assets are as follows:

	12/31/2009	12/31/2008
Land use right	$1,058,965	$1,058,964
Proprietary technologies	8,965,538	6,622,794
	10,024,503	7,681,760
Less: Accumulated amortization	(965,859)	(568,623)
	9,058,644	7,113,137
Less: Impairment provision	(737,315)	-
	$8,321,329	$7,113,137

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Amortization expense for the year ended December 31, 2009 and 2008 were $397,236 and $233,709, respectively. The estimated future amortization expenses related to intangible asset as of December 31, 2009 are as follows:

12/31
2010	$397,236
2011	397,236
2012	397,236
2013	397,236
2014	397,236
Thereafter	$6,335,149

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (SFAS No. 144), included in the Codification as ASC 360, Property, Plant, and Equipment, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business”, included in the Codification as ASC 225, Income Statement. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC 360.  ASC 360requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2009, there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 107, “Disclosures about Fair Value of Financial Instruments”,  included in the Codification as ASC 820, Fair Value Measurements and Disclosures, requires that the Company discloses estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Value Added Tax Payable

The Company is subject to a value added tax rate of 17% on product sales by the People’s Republic of China.  Value added tax payable is computed net of value added tax paid on purchases for all sales in the People’s Republic of China.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 104, “Revenue Recognition”, included in the Codification as ASC 605, Revenue Regognition. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company does not allow its customers to return products. The Company’s customers can exchange products only if they are damaged in transportation.

Stock-Based Compensation

In October 1995, the FASB issued SFAS No. 123, “Accounting for Stock-Based Compensation”, included in the Codification as ASC 718, Compensation-Stock Compensation. ASC 718 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights.

In December 2004, the FASB issued FASB Statement No. 123R ("ASC 718"), "Share-Based Payment, an Amendment of FASB Statement No. 123."  SFAS 123R requires companies to recognize in the statement of operations the grant date fair value of stock options and other equity-based compensation issued to employees. SFAS 123R is effective beginning in the Company's first quarter of fiscal 2006.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes”, included in the Codification as ASC 740, Income Taxes, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

On January 1, 2007 the Company adopted the provisions of FASB issued Interpretation No. 48 (FIN 48), “Accounting for uncertainty in Income Taxes”, included in the Codification as ASC 740, Income Taxes. The topic addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740, we may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC 740 also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

Comprehensive Income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. For the Company, comprehensive income for the periods presented includes net income, foreign currency translation adjustments.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows”, included in the Codification as ASC 230, Statement of Cash Flows, cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in China. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Segment Reporting

Statement of Financial Accounting Standards No. 131, “Disclosure about Segments of an Enterprise and Related Information”, included in Codification ASC 280, Segment Reporting, requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), included in the Codification as ASC 810. This topic establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. This topic also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This topic is effective for fiscal years beginning October 1, 2009. The Company does not expect the impact of the adoption of SFAS 160 to be material.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS No. 165”), included in the Codification as ASC 855, Subsequent Events. This topic establishes the period in which management of a reporting entity should evaluate events and transactions for recognition or disclosure in the financial statements. It also describes the circumstances under which an entity should recognize events or transactions that occur after the balance sheet date. This topic is effective for interim and annual reporting periods ending after June 15, 2009. The Company does not expect the adoption of this topic to have a material effect on its financial statements and related disclosures.

In June 2009, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 166, “Accounting for Transfers of Financial Assets, an Amendment of FASB Statement No. 140” (“SFAS No. 166”), expected to be included in the FASB Accounting Standards Codification (‘Codification’) as Accounting Standards Codification (‘ASC 860”), Transfers and Servicing. This topic improves the comparability of information that a reporting entity provides regarding transfers of financial assets and the effects on its financial statements. This topic is effective for interim and annual reporting periods ending after November 15, 2009. The Company is currently evaluating the effect that this topic will have on its financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”), expected to be included in the Codification as ASC 810, Consolidation. This topic changes the consolidation guidance applicable to a variable interest entity. Among other things, it requires a qualitative analysis to be performed in determining whether an enterprise is the primary beneficiary of a variable interest entity. This topic is effective for interim and annual reporting periods ending after November 15, 2009. The Company is currently evaluating the effect that SFAS No. 167 will have on its financial statements.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification ™ and the Hierarchy of Generally Accepted Accounting Principles a Replacement of FASB Statement No. 162” (“SFAS No. 168”), included in the Codification as ASC 105, Generally Accepted Accounting Principles. This topic is the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in accordance with generally accepted accounting principles. This topic is effective for interim and annual reporting periods ending after September 15, 2009. On DECEMBER 31, 2009, the Company adopted this topic, which has no effect on the Company’s financial statements as it is for disclosure purposes only.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 3 – SHORT-TERM BANK LOAN

The following summarizes short-term bank loan as of December 31, 2009 and December 31, 2008:

	12/31/2009		12/31/2008

Agricultural Bank of China	$-	Agricultural Bank of China	$2,484,653
Terms of these loans call for interest from 9.3375% to 9.711% per annum, with principal due in 2009		Terms of these loans call for interest from 9.3375% to 9.711% per annum, with principal due in 2009
	-
Industrial and Commercial Bank of China -Xixiang Branch	1,760,253	Industrial and Commercial Bank of China -Xixiang Branch	876,937
Term of the loans call for interest at 5.31% per annum to a floating rate, with principal due in 2010	-	Term of these loans called for interest from 7.956% to 8.541% per annum, with principal due in 2009

Xixiang rural cooperative bank	733,439	Xixiang rural cooperative bank	730,780
Term of these loans call for interest from 11.46% to 12,24% per annum with principal due in 2009 and 2010	-	Term of these loans call for interest from 11.46% to 12,24% per annum with principal due in 2009 and 2010

Total	$2,493,692		$4,092,370
Current Portion	2,493,692		3,800,058
Long term Portion	$-		$292,312

Note 4 – COMPENSATED ABSENCES

Regulation 45 of local labor law entitles employees to annual vacation leave after 1 year of service. In general all leave must be utilized annually, with proper notification. Any unutilized leave is cancelled.

Note 5 – COMMITMENTS

The Company is committed to pay an additional $1,258,414 under an agreement of acquiring a new proprietary technology with Xi’an Tian Ya Medicine Technology Co., Ltd. The Company paid $ 498,074 that was included in prepayments.

Note 6 – INCOME TAX

The Company’s subsidiary and VIE were incorporated in the PRC which is governed by the Income Tax Laws of the PRC and various local tax laws. Effective January 1, 2008, China adopted a uniform tax rate of 25% for all enterprises (including foreign-invested enterprises).

The Company’s VIE is a high-tech enterprise and under PRC Income Tax Laws, it is entitled to a two-year tax exemption for 2006 through 2007.  Starting from 2008, the Enterprise Income Tax (EIT) is at a statutory rate of 15%.  The Company expensed $ 1,798,712 and $ 1,296,191 for income tax for the year ended December 31, 2009 and 2008.

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

	December 31, 2009	December 31 2008
Current	$1,147,313	$991,820
Deferred	651,339	304,371
Total	$1,798,712	$1,296,191

Note 7 – MAJOR CUSTOMERS AND CREDIT RISK

No customer represented over 10% of sales for the year ended December 31, 2009. One customer who represented more than 10% of purchases for the year ended December 30, 2009. No Customer accounted for greater than 10% of accounts receivable at December 31, 2009 and one customer accounted for greater than 10% of accounts receivable at December 31 2008. The Company had six and three vendors at December 31,2009 and 2008 who accounted for 37% and 71% of the total purchases, respectively. Six and two vendors at December 31, 2009 and 2008 accounted for 54 % and 51% of the Company’s accounts payable.

Note 8 – STATUTORY RESERVES

In accordance with the laws and regulations of the PRC, a wholly-owned Foreign Invested Enterprises income, after the payment of the PRC income taxes, shall be allocated to the statutory surplus reserves and statutory public affair fund. Prior to January 1, 2006 the proportion of allocation for reserve was 10 percent of the profit after tax to the surplus reserve fund and additional 5-10 percent to the public affair fund. The public affair fund reserve was limited to 50 percent of the registered capital.  Effective January 1, 2006 there is now only one fund requirement. The reserve is 10 percent of income after tax, not to exceed 50 percent of registered capital.

Statutory Reserve funds are restricted for set off against losses, expansion of production and operation or crease in register capital of the respective company. Statutory public welfare fund is restricted to the capital expenditures for the collective welfare of employees. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation. As of December 31, 2009 and December 31, 2008, the Company had allocated $ 2,137,797 and
$ 1,247,175 to these non-distributable reserve funds.

Note 9 – OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders’ equity at DECEMBER 31, 2009 is as follows:

Accumulated Other Comprehensive Income (loss)
Balance at December 31, 2007	$(219,269)
Change for 2008	260,635
Balance at December 31, 2008	41,266
Change for 2009	31,277
Balance at December 31, 2009	$72,543

CHINA PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

Note 10 – CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s major operations are carried out in the PRC, therefore the Company is subject to the risks not typically associated with entities operating in the United States of America. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. All of the following risks may impair the Company’s business operations. If any of the following risks actually occurs, the Company’s business, financial condition or results of operations could be materially adversely affected.  In such case, investor may lose all or part of the investment. Additional risks include:

●	The Cony may not be able to adequately protect and maintain its intellectual property.
●	The Company may not be able to obtain regulatory approvals for its products.
●	The Company may have difficulty competing with larger and better financed companies in the same sector. New legislative or regulatory requirements may adversely affect the Company’s business and operations. The Company is dependant on certain key existing and future personnel.
●	The Company’s growth is dependent on its ability to successfully develop, market, or acquire new drugs. The Company may be subject to product liability claims in the future.
●	Changes in the laws and regulations in the PRC may adversely affect the Company’s ability to conduct its business.
●	The Company may experience barriers to conducting business due to governmental policy.
●	Capital outflow policies in the PRC may hamper the Company’s ability to remit income to the United States.
●	Fluctuation of the Renminbi could materially affect the Company’s financial condition and results of operations.
●	The Company may face obstacles from the communist system in the PRC.
●	The Company may have difficulty establishing adequate management, legal and financial controls in the PRC.
●	Trade barriers and taxes may have an adverse affect on the Company’s business and operations.
●	There may not be sufficient liquidity in the market for the Company’s securities in order for investors to sell their securities.

Note 11 – SUBSEQUENT EVENTS

On March 29, 2010, Mr. Lei Tao resigned as director of the Company. On the same date, upon the Company’s Nominating Committee’s recommendation, the Company’s Board of Directors appointed Mr. Guiping Zhang as the director with immediate effect. Mr. Zhang is currently the president of the Company.  Apart from the compensation for his service as the president of the Company, Mr. Zhang does not have any arrangement with the Company for additional compensation as the Company’s director.

For the year ended December 31, 2009, the Company has evaluated subsequent events for potential recognition and disclosure through April 15, 2010, the date of the financial statement issuance.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

[SIGNATURE PAGE TO FOLLOW]

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Reverse Split to the Majority Shareholders.

By Order of the Board of Directors
April 22, 2010

/s/ Guozhu Wang
Name: Guozhu Wang
Title: Chief Executive Officer